Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 015
EBP, Risk and Uncertainty [Line Items]
Risks and Uncertainties	Risks and Uncertainties
The Plan has investments in short term cash equivalents, equities, and common collective trust funds. As part of its equity investments, the Plan has significant holdings of CenterPoint Energy, Inc. common stock. As a result, the values of the Plan’s investments may be materially impacted by the changes in the fair value of this security.
Investments, in general, are exposed to various risks, such as interest rate, credit and overall market volatility risk. Due to the level of risk associated with certain investments, it is reasonably possible that changes in the values of investments will occur in the near term and that such changes could materially affect the amounts reported in the Statements of Net Assets Available for Benefits and Participant account balances. Rates of return will vary, and returns will depend on the market value of the Plan’s investments.